Voyage Expenses and Commissions (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Voyage Expenses and Commissions
Brokers' commissions on revenue	$ 6,456	$ 5,526	$ 4,678
Bunkers' consumption	8,948	4,984	9,577
Adjustment for net pool allocation (Note 20)	(7,254)	4,674	35
Total	$ 8,150	$ 15,184	$ 14,290